UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2015

GENERAL EMPLOYMENT ENTERPRISES, INC
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

184 Shuman Blvd., Ste. 420, Naperville, Illinois	60563
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (630) 954-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A ("Amendment") amends and supplements the Current Report on Form 8-K filed on October 7, 2015 ("Original 8-K"), by General Employment Enterprises, Inc. (the "Company") to include the financial statements of Access Data Consulting Corporation., a Colorado corporation ("Access Data"), for the years ended December 31, 2014 and 2013; for the nine months ended September 30, 2015 and 2014, and pro forma financial information, pursuant to Item 9.01.

No other changes have been made to the Original 8-K. Except as reflected in Item 9.01 of this Amendment, this Amendment does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way the disclosures made in the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Financial Statements of Businesses Acquired. The audited financial statements for the years ended December 31, 2014 and 2013 of Access Data, and the unaudited financial statements of Access Data for the nine months ended September 30, 2015 and 2014.

(b) Pro Forma Financial Information.

(d) Exhibits

Exhibit No.	Description
4.1

Subordinated Nonnegotiable Promissory Note dated October 4, 2015 from General Employment Enterprises, Inc. to William Daniel Dampier and Carol Lee Dampier, incorporated by reference to form 8-K filed on October 7, 2015.

4.2	Promissory Note dated October 2, 2015 from General Employment Enterprises, Inc. to JAX Legacy – Investment 1, LLC, incorporated by reference to form 8-K filed on October 7, 2015.
10.1

Stock Purchase Agreement dated October 4, 2015 by and among General Employment Enterprises, Inc., William Daniel Dampier and Carol Lee Dampier, incorporated by reference to form 8-K filed on October 7, 2015.

10.2

Subordinated Security Agreement dated October 4, 2015 by and among General Employment Enterprises, Inc., William Daniel Dampier and Carol Lee Dampier, incorporated by reference to form 8-K filed on October 7, 2015.

10.3

Registration Rights Agreement dated October 2, 2015 by and between General Employment Enterprises, Inc. and JAX Legacy – Investment 1, LLC, incorporated by reference to form 8-K filed on October 7, 2015.

10.4	Subscription Agreement dated October 2, 2015 by and between General Employment Enterprises, Inc. and JAX Legacy – Investment 1, LLC, incorporated by reference to form 8-K filed on October 7, 2015.
23.1	Consent
99.1

Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), audited financial statements for the years ended December 31, 2014 and 2013 of Access Data Consulting Corporation are filed with this Current Report as Exhibit 99.1.

99.2

Unaudited Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), financial statements for the nine months ended September 30, 2015 and 2014 are filed with this Current Report as Exhibit 99.2.

99.3	Pro Forma Financial Information. In accordance with Item 9.01(b), our pro forma financial statements are filed with this Current Report as Exhibit 99.3.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL EMPLOYMENT ENTERPRISES, INC.

Date: December 17, 2015	By:	/s/ Andrew J. Norstrud
Andrew J. Norstrud
Chief Financial Officer